First Focus Funds

                          Supplement dated May 9, 2003
            To the Institutional Class Prospectus dated July 31, 2002

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

         On May 6, 2003, the Board of Directors, including a majority of the disinterested directors of the First Focus Funds, Inc. (the "Company") approved an Agreement and Plan of Reorganization (the "Plan") to merge the Bond Fund into the Income Fund. The Board also approved the Plan's submission to the shareholders of each the Bond Fund and Income Fund, respectively. The Plan contemplates (i) the transfer of substantially all of the assets from the Bond Fund into the Income Fund in exchange for shares of the Income Fund, and (ii) the complete liquidation of the Bond Fund.

         The result of carrying out of the Plan would be that (i) the Income Fund would add to its gross assets and liabilities all of the assets and liabilities of the Bond Fund as of the date of the reorganization, and (ii) the shareholders of the Bond Fund will become shareholders of the Income Fund as soon as practicable after the closing of the reorganization. The Bond Fund's shareholders will pay for all expenses contemplated by the reorganization, including printing, postage, registration, legal, accounting, solicitation, and filing fees.

         The shareholders of the Income Fund and Bond Fund will each be asked to approve the Plan at a special meeting of shareholders to be held in the third quarter of 2003 and this matter will be submitted for a shareholder vote at that time. Those shareholders eligible to vote will receive information about the meeting and voting instructions by mail.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FFF-SU--013-0100

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                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                                                     May 9, 2003
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

Re:      First Focus Funds, Inc.
         File Number  33-85982

Ladies and Gentlemen:

On behalf of the First Focus Funds, Inc., and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached please fund a supplement dated
May 9, 2003 to the Institutional Class Prospectus dated July 31, 2002.


                                                                 ---------------
                                                                Laurie V. Brooks
                                                            SEI Legal Department